Atlas Funds
Supplement dated October 11, 2006, to
Prospectus dated April 30, 2006

On October 1, 2006 Golden West Financial Corporation, the parent of World Savings Bank FSB and sole shareholder of Atlas Advisers, Inc. (Adviser) and Atlas Securities Inc. (Distributor), merged into a wholly-owned subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States with over $521 billion in consolidated assets as of December 31, 2005. As a result of the merger, Wachovia became the parent of the Adviser and the Distributor. A subsidiary of Wachovia Corporation and Atlas Advisers manages the Evergreen family of funds and the Atlas family of funds, respectively.

The advisory, sub-advisory, and principal underwriting agreements to which the Atlas Funds were a party terminated upon the closing of the merger. Accordingly, in anticipation of the merger, on August 18, 2006, the Atlas Funds Board of Trustees (Board) approved an interim investment advisory agreement, new sub-advisory agreements and a new principal underwriting agreement, each to take effect from the closing date of the merger. These agreements have terms and provisions that are substantially identical to the respective terms and provisions of the Atlas Funds’ former advisory, sub-advisory, and principal underwriting agreements, except that the interim investment advisory agreement contains certain provisions required by applicable Investment Company Act rules, including the following: 1) because shareholders have not yet approved a new investment advisory agreement, the interim agreement may only remain in effect until a) approval of an advisory agreement by Fund Shareholders or b) 150 days from October 1, 2006, the effective date of the merger (whichever comes first), and 2) all advisory fees earned by the Adviser under the interim agreement will be escrowed in an interest-bearing account while that agreement is in effect pending shareholder approval of an investment advisory agreement. The sub-advisory agreements and principal underwriting agreement are not subject to these special terms and escrow limitations.

It is currently expected that management of the newly-combined financial services company will review the consolidated Atlas and Evergreen fund offerings to determine opportunities for a more streamlined, comprehensive and competitive array of mutual funds for investors and prepare a proposal for consideration by the board of the Atlas Funds in November 2006. More detailed information will be provided to Atlas Fund shareholders at that time. Any recommendations for changes to the Funds must be approved by the Boards of Trustees of both the Atlas Funds and the Evergreen Funds, and may also require Atlas Fund shareholder approval.

Effective September 15, 2006, KPMG LLP became the Trust’s independent registered public accounting firm.

On May 11, 2006 the Board approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund, to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Atlas Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund.

On September 29, 2006, the asset management business of Merrill Lynch Investment Managers, L.P. and its affiliates (MLIM) combined with that of BlackRock, Inc. (BlackRock) to form a new asset management company. The combined company will operate under the BlackRock brand and retain the BlackRock name. As a result of the transaction, BlackRock Investment Management, LLC, an indirect wholly owned subsidiary of BlackRock, became the Sub-Adviser of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund), and the Atlas Value Fund.

On page 2 of the Prospectus, the “Strategy” section of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Under normal circumstances, the fund will invest at least 80% of its assets in dividend-paying equity securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund manager believes that stocks that pay dividends often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In selecting portfolio securities, the fund will generally employ a value-oriented analysis, but may purchase growth-oriented equity securities that pay dividends or have particularly good prospects for capital appreciation. The fund may invest in securities of companies with any size market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock.  The fund's portfolio will be structured in a manner designed to produce a net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

On page 2 of the Prospectus, the “Risks” section of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies. From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

The fund’s income varies, as does the dividend paid to investors. Since the fund’s price will vary, you could lose money on your investment.

The fund's investments in convertible securities will be subject to interest rate risk. That is, if interest rates rise, the value of a convertible security usually falls. Convertible securities and preferred stock are also subject to market risk and credit risk.  The fund may invest in the securities of mid cap and small cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

On page 23 of the Prospectus, the “Foreign investing” paragraph is replaced with the following:

The Global Growth Fund invests substantially in foreign stocks and the Dual Focus Fund (formerly Atlas Balanced Fund) and the Emerging Growth Fund also invest in foreign stocks to a lesser extent. The American Enterprise Bond and Strategic Income Funds may invest in foreign fixed income securities. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing a fund’s share prices to fluctuate.

On Page 25 of the Prospectus, the references to NYLIM and HWCM and their managers for the Dual Focus Fund (formerly Atlas Balanced Fund) and Value Fund, respectively are replaced with the following:

The sub-adviser to the Dual Focus Fund (formerly Atlas Balanced Fund) and the Value Fund is BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

♦ Robert M. Shearer is primarily responsible for the day-to-day management of the Dual Focus Fund (formerly Atlas Balanced Fund) (since July 2006). Mr. Shearer is currently the Senior Portfolio Manager of the BlackRock Equity Dividend Fund. He also manages the BlackRock Natural Resources Trust. Mr. Shearer holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts.

♦ Robert C. Doll, Jr. is primarily responsible for the day-to-day management of the Value Fund (since July 2006). Mr. Doll is a Director and Vice Chairman of BlackRock, and CIO of Global Equities, and Chairman of the Private Operating Committee of BlackRock. Mr. Doll is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

Beginning on Page 26 of the Prospectus, Paragraph eighteen of the section titled “Sub-Advisers” is replaced with the following:

♦ Patrick O’Connor and S. Jane Leung are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio (since May 2002 and September 2006, respectively). Mr. O’Connor and Ms. Leung are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Mr. O’Connor is an employee of BGFA and BGI and has been one of the portfolio managers primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since 1999. Ms. Leung has been a portfolio manager for BGFA and BGI since 2001.

Atlas Funds
Supplement dated October 11, 2006, to
Statement of Additional Information dated April 30, 2006

Effective September 15, 2006, KPMG LLP became the Trust’s independent registered public accounting firm.

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund.

On September 29, 2006, the asset management business of Merrill Lynch Investment Managers, L.P. and its affiliates (MLIM) combined with that of BlackRock, Inc. (BlackRock) to form a new asset management company. The combined company will operate under the BlackRock brand and retain the BlackRock name. As a result of the transaction, BlackRock Investment Management, LLC, an indirect wholly owned subsidiary of BlackRock, became the Sub-Adviser of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund), and the Atlas Value Fund.

Beginning on page 16 of the Statement of Additional Information, Paragraph 1 of the section titled “Foreign Securities” is replaced with the following:

The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Dual Focus Fund (formerly Atlas Balanced Fund), the Global Growth Fund, and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Dual Focus Fund (formerly Atlas Balanced Fund) and Emerging Growth Fund may invest up to 25% of their assets in foreign securities.

In the “Trustees and Officers” section beginning on page 41 please remove all references to Barbara A. Bond who, effective August 14, 2006, resigned from the Board of Trustees of Atlas Funds and all related Board Committees. David M. Laney has replaced Ms. Bond as Chair of the Audit Committee.

On page 46 of the Statement of Additional Information, the section titled “Code of Ethics” is replaced with the following:

The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., BlackRock Investment Management, LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

The first paragraph on page 48 of the Statement of Additional Information, in the section titled “CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES” has been deleted.

On page 48 of the Statement of Additional Information, the first paragraph of the page, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is replaced with the following:

The Adviser, a wholly owned subsidiary of Wachovia Corporation, serves as the investment adviser to the Trust. Wachovia Corporation is a New York Stock Exchange listed bank holding company headquartered in North Carolina.

On page 50 of the Statement of Additional Information, the last paragraph and chart, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is replaced with the following:

Effective July 31, 2006, Fund Asset Management, Inc., (FAM) became the new investment Sub-Adviser to the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) and the Atlas Value Fund. As a result of the merger with FAM, BlackRock Investment Management, LLC is now the Sub-Adviser for Atlas Dual Focus Fund and Atlas Value Fund. Effective October 20, 2004, Renaissance Investment Management is the Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. Effective July 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under each sub-advisory agreement, the Adviser pays each Sub-Adviser a fee at an annual rate equal to the following percentages:

Fund	Annual Sub-Advisory Fee
Atlas Dual Focus Fund (formerly Atlas Balanced Fund)	.35% on daily net assets
Atlas Value Fund	.45% on the first $75 million in assets .40% on the next $225 million in assets .375% over $300 million in assets
Atlas Strategic Growth Fund	.35% on the first $75 million in assets .25% over $75 million in assets
Atlas Money Market Fund	.10% on daily net assets
Atlas U.S. Government and Mortgage Securities Fund	.30% on the first $50 million in assets .20% on the next $50 million in assets .12% over $100 million in assets
Atlas American Enterprise Bond Fund	.18% on daily net assets

Beginning on page 52 of the Statement of Additional Information, the disclosure under HWCM and the disclosure under NYLIM in the section titled “Sub-Advisers” is replaced with the following:

BlackRock Investment Management, LLC serves as Sub-Adviser to the Trust with respect to the Dual Focus Fund (formerly Atlas Balanced Fund) and Value Fund pursuant to a Sub-Advisory Agreement dated October 1, 2006. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds.

Robert M. Shearer is responsible for the day-to-day management of the Dual Focus Fund (formerly Atlas Balanced Fund). Robert C. Doll, Jr. is responsible for the day-to-day management of the Value Fund. Messrs. Shearer and Doll are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Robert M. Shearer	3	$1,221,877,087	0	$0	0	$0
Robert C. Doll, Jr.	18	$10,740,756,132	9	$8,282,799,183	7	$997,089,140

The information in the above table for Messrs. Shearer and Doll is as of April 30, 2006.

None of the accounts listed above have advisory fees based on performance of the account.

Portfolio Manager Compensation Overview

The portfolio manager compensation program of BlackRock, Inc. and its affiliates (“BlackRock”) is critical to BlackRock’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Dual Focus Fund and the Value Fund will be compared to the Lipper Equity Income Funds classification and the Lipper Multi-Cap Value classification, respectively. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the BlackRock's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the BlackRock's performance. Portfolio managers, therefore, have a direct incentive to protect the BlackRock's reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

As of April 30, 2006, Messrs. Shearer and Doll did not beneficially own any shares of the Atlas Funds they manage.

Beginning on page 62 of the Statement of Additional Information, Paragraphs 5 and 6 of the section titled “Investment Adviser to the Master Portfolio” are replaced with the following:

S. Jane Leung and Patrick O’Connor are responsible for the day-to-day management of the Master Portfolio. The portfolio managers are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
S. Jane Leung	113	$189,983,600,000	1	$148,500,000	5	$100,000
Patrick O’Connor	96	$156,418,400,000	1	$173,800,000	6	$9,010,800,000

The information in the above table for Ms. Leung is as of June 30, 2006. The information in the above table for Mr. O’Connor is as of December 31, 2005.

On page 64 of the Statement of Additional Information, Paragraph twelve of the section titled “Investment Adviser to the Master Portfolio” is replaced with the following:

As of June 30, 2006, S. Jane Leung did not beneficially own any shares of the S&P 500 Index Master Portfolio. As of December 31, 2005, Patrick O’Connor did not beneficially own any shares of the S&P 500 Index Master Portfolio.

On page 64 of the Statement of Additional Information the section titled “Independent Registered Public Accounting Firm” is replaced with the following:

The Trust’s Board of Trustees has appointed KPMG LLP as the Trust’s independent registered accounting firm for the fiscal year ending December 31, 2006, subject to satisfactory negotiation of engagement. KPMG LLP will conduct an annual audit of the Trust, and KPMG LLP Tax Services will prepare each Fund’s federal and state income tax returns.

On page 69 of the Statement of Additional Information, Paragraph (iii) of the section titled “Disclosure of Portfolio Holdings” is replaced with the following:

(iii) The Funds’ independent registered public accounting firm, in connection with the provisions of services related to the audit of the Funds’ financial statements and certain non-audit services.

On page 79 of the Statement of Additional Information, the section titled “UNDERWRITERS”

The Trust has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and Distributor, on a continuous basis of each Fund's shares. The Distributor, like the Adviser, is a wholly-owned subsidiary of Wachovia Corporation.